SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2011

SIGMA-ALDRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street

St. Louis, Missouri 63103

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 771-5765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Annual Long-Term Incentive Awards

On February 8, 2011, the Board of Directors (the “Board”) of Sigma-Aldrich Corporation (the “Company”), upon recommendation of the Compensation Committee (the “Committee”) of the Board, approved awards of certain long-term incentive compensation to the Company’s Chief Executive Officer, Interim Chief Financial Officer, and each of the other named executive officers. The long-term incentive compensation awards are comprised of a mix of performance shares and stock options, granted under the Company’s 2003 Long-Term Incentive Plan (the “LTIP”), as follows:

Name	Title	Performance Shares	Stock Options
Rakesh Sachdev	President and Chief Executive Officer	16,160	66,840
Kirk A. Richter	Vice President, Treasurer and Interim Chief Financial Officer	2,310	9,550
Franklin D. Wicks	President, Research Essentials/Research Specialties & Managing Director-U.S. & Canada	5,390	22,280
Gilles A. Cottier	President, SAFC	5,390	22,280
David A. Smoller	President, Research Biotech	5,000	20,690

The stock options have a grant date of February 14, 2011; the exercise price is the closing price of the Company’s common stock on February 14, 2011. The options are incentive stock options (as defined in the LTIP), provided that any portion of the option which does not qualify for the incentive stock option treatment shall be treated as non-qualified stock option (as defined in the LTIP). One third of the stock options vest on each grant date anniversary; the expiration date of the options is February 14, 2021, i.e. ten years from the date of the grant.

The annual long-term incentive awards described above are subject to the LTIP, listed as Exhibit 10(d) hereto and incorporated by reference herein. The awards are also subject to the Sigma-Aldrich Corporation 2003 Long-Term Incentive Plan (As Amended) Incentive Options – Agreement (“Form of Incentive Stock Option Agreement”), the Sigma-Aldrich Corporation 2003 Long-Term Incentive Plan (As Amended) Non-Qualified Stock Options – Agreement (“Form of Non-Qualified Stock Option Agreement”), and the Performance Share Award Agreement Under the Sigma-Aldrich Corporation 2003 Long-Term Incentive Plan, As Amended (the “Form of Performance Share Award Agreement”), each as adopted on February 8, 2011.

Form of Incentive Stock Option Agreement and Form of Non-Qualified Stock Option Agreement

Both incentive and non-qualified stock options are subject to the following terms, contained in the Form of Incentive Stock Option Agreement and Form of Non-Qualified Stock Option Agreement.

•

The number of shares of common stock of the Company that the recipient is entitled to purchase, and the exercise price, are set forth in the award letter. Pursuant to LTIP, the exercise price may not be less than 100% of the fair market value of a share on the grant date;

•	Only vested options are exercisable, and options may be exercised until the expiration thereof. The vesting schedule is provided in the award letter;

•	The recipient may not exercise the options unless he or she is an employee of the Company or its subsidiary at the time of exercise, subject to following exceptions:

•

if the Company terminates the recipient’s employment without cause before the recipient has met the requirements for Retirement (as defined below), and if the option has been granted and outstanding for a period of at least twelve (12) months, any portion of the option which is scheduled to vest under its terms after the date of such termination of employment and on or before the date that is twelve (12) months after the date of such termination of employment shall vest on the date of such termination of employment as if the recipient had remained employed by the Company for an additional twelve (12) months following termination of employment; provided that, any such vesting shall occur on the date of termination of employment. The recipient shall have the right to exercise any vested and unexercised portion of the option at any time during a period of twelve (12) months after the date of such termination of employment;

•

if the employment terminates because of Retirement, then all options vest and the options may be exercised within five years of Retirement. “Retirement” means termination of employment on account of death, disability, termination by the Company without cause, or voluntary termination by the recipient, in each case after the recipient has attained (i) age 65 or (ii) age 55 and completed seven years of service with the Company;

•	upon recipient’s death or permanent disability while employed with the Company and before meeting the requirements for Retirement, all options vest and may be exercised within 12 months;

•

upon a change of control of the Company, all options vest and become exercisable; however, unexercised options terminate if and when the recipient becomes an employee, agent or principal of a Company’s competitor without the Company’s consent;

•	Upon termination of employment for cause, or upon voluntary termination of employment by the recipient for any reason other than Retirement, all unexercised options terminate; and

•	The option awards are subject to any financial restatement policy of the Company providing for claw-backs of awards under certain circumstances.

Additionally, the Form of Incentive Stock Option Agreement provides that in the event an incentive stock option is exercised more than three months after the termination of employment, the option is treated as a non-qualified stock option, except when the employment terminated because of disability or death.

Form of Performance Share Award Agreement

Performance share awards are subject to the following terms contained in the Form of Performance Share Award Agreement.

•

Following the end of the performance period (January 1, 2011-December 31, 2013), the Company delivers to the recipient one share of Company Common Stock for each performance share, subject to increase or decrease based on the three-year average return on equity and three-year average revenue growth;

•	The performance shares terminate upon the termination of employment, subject to the following exceptions:

•

upon Retirement or termination of employment by the Company without cause, the performance shares shall vest, but only to the extent the applicable performance criteria are met, and any payment, which is made after the performance period ends, will be prorated based on the duration of employment during the performance period. Retirement means, in the context of performance shares, only voluntary termination of employment by the recipient after reaching the age and service requirements described above;

•

upon the death or disability of the recipient, the performance shares shall vest, as though 100% of the target performance criteria were achieved, and payment will be prorated based on the duration of employment during the performance period and made in the month following such termination on account of death or disability;

•

Upon change of control, all performance shares shall immediately and fully vest as though 100% of the target performance criteria were achieved, and payment will be made in the month following the change of control; and

•	The performance share awards are subject to any financial restatement policy of the Company providing for claw-backs of awards under certain circumstances.

The foregoing descriptions of the Form of Incentive Stock Option Agreement, the Form of Non-Qualified Stock Option Agreement, and the Form of Performance Share Award Agreement are only summaries and are qualified in their entirety by reference to the copies of the agreements, which are included as Exhibits 10(a), 10(b), and 10(c), respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 8, 2011, the Board adopted amendments (the “Amendments”) to the Company’s By-Laws, as amended (the “By-Laws”), which are effective as of such date. The Amendments implement majority voting for directors, modify certain procedures relating to the annual meeting, and change certain provisions related to the Board. The principal features of the Amendments are summarized below.

Section 2.01A of the By-Laws was amended to expand certain requirements applicable to shareholder proposals, while leaving the time periods generally unchanged. Among other things, the amendments:

(i) clarify that the procedures set forth in the By-Laws are the exclusive means for a shareholder to submit business before an annual meeting of shareholders, other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended;

(ii) expand certain requirements applicable to shareholder proponents. Among other things, the amendments require a shareholder making a proposal to provide certain information with respect to the proposal and the shareholder giving the notice and the beneficial owner on whose behalf the proposal is being made (including their holdings in the Company’s stock and derivative instruments as well as any short interest in the Company’s stock) and to make certain representations regarding whether such shareholder intends to appear in person or by proxy at the shareholder meeting to present the proposal or to solicit proxies with respect to the proposal;

(iii) clarify that in order for a person to be considered a qualified representative of a shareholder for purposes of the By-Laws, such person must be an authorized officer, manager, or partner of such shareholder or a representative authorized by a writing which must be presented at the meeting of shareholders; and

(iv) clarify the procedure of determining that the proposed business was not properly brought before the shareholders’ meeting.

Section 2.07(a) of the By-Laws was amended to clarify that, if a quorum is not present, the meeting of shareholders can be adjourned either by the person presiding over the meeting or the shareholders by vote of a majority of the voting power of stock present in person or represented by proxy and entitled to vote at the meeting.

Section 2.07(b) of the By-Laws was amended to provide that:

(i) except as otherwise provided by Delaware law, the Company’s Certificate of Incorporation, as amended, or By-Laws, when a quorum is present, the vote of the holders of a majority of stock having voting power present in person or represented by proxy and entitled to vote on the matter will decide matters (other than the election of directors);

(ii) votes cast in accordance with any method adopted by the Company shall be valid so long as permitted by Delaware law;

(iii) each director to be elected by the shareholders shall be elected by the vote of the majority of votes cast, meaning that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election, and any “abstentions” and “broker non-votes” shall be excluded from votes cast;

(iv) in the event of a contested election (as defined), directors will be elected by the vote of a plurality of the votes cast and entitled to vote on the election of a director;

(v) in the event the event an incumbent director fails to receive a majority of the votes cast in an election that is not a contested election, said director will submit to the Corporate Governance Committee a written resignation from the Board; and

(vi) the Company will publicly disclose the decision of the Board of Directors as to whether to accept any such resignation and the rationale therefor within 90 days from the date of certification of election results, if an incumbent director nominee fails to receive the required vote for re-election.

Section 2.07(c) was added to the By-Laws to provide that any shareholder entitled to vote on any matter may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or may vote the remaining shares against the proposal; but if the shareholder fails to specify otherwise, the approving vote is conclusively presumed to be with respect to all shares which the shareholder is entitled to vote.

Section 2.08(b) of the By-Laws was amended to clarify that the person presiding over the shareholders’ meeting shall have sole, absolute and complete authority and discretion to decide questions of compliance with the procedures governing the shareholders’ meeting set forth in the By-Laws.

Section 3.09 of the By-Laws was amended to clarify that vacancies on the Board of Directors will be filled solely by a majority of the remaining directors, even though less than a quorum.

Section 3.13 of the By-Laws was amended to expand certain requirements applicable to nominees for directors and nominating shareholders at annual or special meeting of shareholders, while leaving the time periods generally unchanged. Among other things, the amendments:

(i) provide that only director nominees nominated pursuant to the Company’s notice of the meeting or otherwise properly brought before the meeting by the Board or by shareholders complying with the requirements of the By-Laws shall be eligible for election to the Board at a shareholder meeting;

(ii) require a shareholder nominating a director nominee to provide certain information with respect to the nominee and the shareholder giving the notice and the beneficial owner on whose behalf the nomination is being made (including, among other things, their holdings in the Company’s stock and derivative instruments as well as any short interest in the Company’s stock) and to make certain representations regarding whether such shareholder intends to appear in person or by proxy at the shareholder meeting to present the nomination or to solicit proxies with respect to the nomination;

(iv) require director nominees to complete and return a written questionnaire providing certain information regarding the director nominee’s background and qualifications, and the background of any other person or entity on whose behalf the nomination is being made;

(v) clarify that in order for a person to be considered a qualified representative of a shareholder for purposes of the By-Laws, such person must be an authorized officer, manager, or partner of such shareholder or a representative authorized by a writing which must be presented at the meeting of shareholders; and

(vi) provide that the chairman of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the procedures of the amended By-Laws; and if the chairman should so determine, the chairman shall so declare to the meeting, and the defective nomination shall be disregarded.

Additional changes were made to the foregoing sections to clarify, update or otherwise effect minor revisions to such provisions.

The foregoing is only a summary of the principal features of the Amendments and is qualified in its entirety by reference to the amended By-Laws and a copy of the By-Laws marked to show changes from the By-Laws in effect prior to the Amendments, which are included as Exhibits 3(a) and 3(b), respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2011

SIGMA-ALDRICH CORPORATION

By:	/s/ George L. Miller
George L. Miller
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

3(a)	By-laws of the Company, as amended effective as of February 8, 2011.

3(b)	By-laws of the Company, marked to show amendments effective as of February 8, 2011.

10(a)	Form of Performance Share Award Agreement

10(b)	Form of Incentive Stock Option Agreement

10(c)	Form of Non-Qualified Stock Option Agreement

10(d)	2003 Long-Term Incentive Plan, as amended and restated — Incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement filed March 14, 2006, Commission File Number 0-8135.